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                                                                     Exhibit 1.1

                                    - SHARES

                           GALILEO INTERNATIONAL, INC.

                          COMMON STOCK, $.01 PAR VALUE







                             UNDERWRITING AGREEMENT
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                                     -, 1997




Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
J.P. Morgan Securities Inc.
Swiss Bank Corporation
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Swiss Bank Corporation,
         acting through its division, SBC Warburg
ABN AMRO Rothschild
HSBC Investment Bank Limited
Lehman Brothers International (Europe)
Merrill Lynch International
J.P. Morgan Securities Ltd.
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England

Dear Sirs and Mesdames:

         Galileo International, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below) and certain stockholders of the Company (the "Selling Stockholders") named in
Schedule I hereto severally propose to sell to the several Underwriters, an aggregate of - shares of the common stock, par value $.01 per share, of the Company (the "Firm Shares"), of which - shares are to be issued and sold by the Company and - shares are to be sold by the Selling Stockholders, each Selling


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Stockholder selling the number of shares set forth opposite such Selling
Stockholder's name in Schedule I hereto.

         It is understood that, subject to the conditions hereinafter stated, - Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule II hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. Underwriters and International Underwriters of even date herewith), and - Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule III hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Swiss Bank Corporation shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters."

         The Company also proposes to issue and sell to the several U.S. Underwriters not more than an additional - shares of the common stock, par value $.01 per share, of the Company (the "Additional Shares") if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of common stock, par value $.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock." The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the "Sellers."

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration statement contains two prospectuses, the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration

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statement at the time of effectiveness pursuant to Rule 430A under the
Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "Prospectus." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

           1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

                       (a) The Registration Statement has become effective; no
                  stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                       (b) (i) The Registration Statement, when it became
                  effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                       (c) The Company has been duly incorporated, is validly
                  existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact

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                  business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                       (d) Each of (i) Galileo Partnership, a general
                  partnership organized under the laws of Delaware (the "Existing Partnership"), (ii) - LLC, a limited liability company organized under the laws of Delaware ("- LLC"), (iii) [Sub1], a Delaware corporation ("Sub1"), (iv) [Sub2], a Delaware corporation ("Sub2") and (v) Apollo Travel Services Partnership, a Delaware general partnership (the "ATS Partnership") has been duly organized, is validly existing, is in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                       (e) On or before the Closing Date (as defined below) and
                  prior to the purchase and sale of the Firm Shares in accordance with Section 5 hereof, (i) all of the issued and outstanding equity interest in - LLC will be owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, (ii) the Existing Partnership will have been merged with and into - LLC, (iii) all of the issued shares of capital stock of each of Sub1 and Sub2 will have been duly and validly authorized and issued, will be fully paid and non-assessable and will be owned directly by - LLC, free and clear of all liens, encumbrances, equities or claims, and (iv) all of the outstanding partnership or other equity interests in the ATS Partnership will be owned directly by Sub1 or Sub2, in each case free and clear of all liens, encumbrances, equities or claims.

                       (f) This Agreement has been duly authorized, executed and
                  delivered by the Company.

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                       (g) The registration rights agreement among the Company
                  and airline stockholders (the "Registration Rights Agreement") and the stockholders' agreement among the Company and certain of its stockholders and certain parties related to such stockholders (the "Stockholders' Agreement") have been duly authorized and, when executed and delivered by the Company, will constitute valid and binding agreements of the Company enforceable in accordance with their terms, except as (a) enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally, (b) enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (c) in the case of the Registration Rights Agreement, enforcement of the indemnity provisions contained therein may be limited by principles of public policy.

                       (h) The authorized capital stock of the Company conforms
                  in all material respects as to legal matters to the description thereof contained in the Prospectus.

                       (i) On the Closing Date (as defined in Section 5), the
                  shares of Common Stock (including the Shares to be sold by the Selling Stockholders and by the Company) will have been duly authorized, validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                       (j) The execution and delivery by the Company of, and the
                  performance by the Company of its obligations under, this Agreement, the Registration Rights Agreement and the Stockholders' Agreement will not contravene any provision of
                  (i) the certificate of incorporation or by-laws of the Company, (ii) any applicable law or any agreement or other instrument binding upon the Company or any of its subsidiaries, except for any contraventions as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or would materially and adversely affect the consummation by the Company of the transactions contemplated by this Agreement, or
                  (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the

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                  Company or any subsidiary, and no consent, approval,
                  authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Registration Rights Agreement or the Stockholders' Agreement, except such as may be required by the Securities Act and the Securities Exchange Act of 1934, as amended, the securities or Blue Sky laws of the various states or the securities or similar laws of any foreign jurisdiction in connection with the offer and sale of the Shares.

                       (k) There has not occurred any material adverse change,
                  or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                       (l) There are no legal or governmental proceedings
                  pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                       (m) Each preliminary prospectus filed as part of the
                  Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                       (n) To the best of its knowledge, the Company and its
                  subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental

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                  Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                       (o) Subsequent to the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                       (p) Except as described in the Prospectus under
                  "Relationship With Airline Stockholders and Certain Transactions -- Registration Rights Agreement" and "Management," there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

                       (q) The Company and its subsidiaries own or possess, or
                  can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, software, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither

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                  the Company nor any of its subsidiaries has received any
                  notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                       (r) The Company and its subsidiaries possess all material
                  certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

           2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders represents and warrants to and agrees with each of the Underwriters that:

                       (a) This Agreement has been duly authorized, executed and
                  delivered by or on behalf of such Selling Stockholder.

                       (b) The Stockholders' Agreement has been duly authorized
                  by such Selling Stockholder and, when executed and delivered by the such Selling Stockholder, will constitute, a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and the availability of equitable remedies may be limited by equitable principles of general applicability.

                       (c) The execution and delivery by such Selling
                  Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement and the Stockholders' Agreement will not contravene any provision of
                  (i) the certificate

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                  of incorporation or by-laws or other constitutive documents of such Selling Stockholder, (ii) any applicable law or any agreement or other instrument binding upon such Selling Stockholder, except for any contraventions as would not individually or in the aggregate materially and adversely affect the consummation by such Selling Stockholder of the transactions contemplated by this Agreement or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Stockholders' Agreement, except such as may be required by the Securities Act, the securities or Blue Sky laws of the various states or the securities or similar laws of any foreign jurisdiction in connection with the offer and sale of the Shares.

                       (d) On the Closing Date (as defined below) such Selling
                  Stockholder will have, valid title to the Shares to be sold by such Selling Stockholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Stockholders' Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.

                       (e) Delivery of the Shares to be sold by such Selling
                  Stockholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

                       (f) (i) The Registration Statement, when it became
                  effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this

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                  paragraph 2(f) apply only to statements or omissions in the
                  Registration Statement or the Prospectus based upon information relating to such Selling Shareholder furnished to the Company in writing by such Selling Shareholder expressly for use therein.

                       (g) Such Selling Stockholder has not taken, and will not
                  take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Securities Act, such selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities.

           3. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at U.S.$- a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule II or Schedule III hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to - Additional Shares at the Purchase Price. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S.

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Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule II hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares.

         Each Seller hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (other than any such transaction between a Selling Stockholder and any affiliate thereof provided that such affiliate has delivered to you on or before the date of such transaction, a lock-up agreement, substantially in the form of Exhibit A hereto) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Shares to be sold hereunder. In addition, each Selling Stockholder agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

           4. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at U.S.$- a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$- a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$- a share, to any Underwriter or to certain other dealers.

           5. Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City

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time, on -, 1997, or at such other time on the same or such other date, not later than -, 1997, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

         Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several U.S. Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than -, 1997, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

         Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

           6. Conditions to the Underwriters' Obligations. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 3:00 P.M. (New York City time) on the date hereof.

         The several obligations of the Underwriters are subject to the following further conditions:

                       (a) Subsequent to the execution and delivery of this
                  Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

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                       (b) The Underwriters shall have received on the Closing
                  Date:

                                (i) a certificate of the Company, dated the
                           Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date (the officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened); and

                               (ii) a certificate of each Selling Stockholder,
                           dated the Closing Date and signed by an officer of such Selling Stockholder, to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as of the Closing Date and that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                       (c) The Underwriters shall have received on the Closing
                  Date (i) an opinion and a letter of Shearman & Sterling, outside counsel for the Company, dated the Closing Date, in the forms attached hereto as Exhibits A1 and A2 and (ii) an opinion of Richards, Layton & Finger, outside counsel for the Company, dated the Closing Date, in the form attached hereto as Exhibit A3.

                       (d) The Underwriters shall have received on the Closing
                  Date an opinion of Audrey Rubin, General Counsel of ATS Partnership, dated the Closing Date, in the form attached hereto as Exhibit B1.

                       (e) The Underwriters shall have received on the Closing
                  Date an opinion of Babetta R. Gray, General Counsel of the Company, dated the Closing Date, in the form attached hereto as Exhibit C.

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                       (f) The Underwriters shall have received on the Closing
                  Date an opinion of -, local counsel to [Air Canada], dated the Closing Date, in the form attached hereto as Exhibit D1 and an opinion of -, U.S. counsel to [Air Canada], dated the Closing Date, in the form attached hereto as Exhibit E1.

                       (g) The Underwriters shall have received on the Closing
                  Date an opinion of -, local counsel to [Alitalia-Linee Aeree Italiane S.p.A.], dated the Closing Date, in the form attached hereto as Exhibit D2 and an opinion of -, U.S. counsel to [Alitalia-Linee Aeree Italiane S.p.A.], dated the Closing Date, in the form attached hereto as Exhibit E2.

                       (h) The Underwriters shall have received on the Closing
                  Date an opinion of -, local counsel to [US Airways, Inc.], dated the Closing Date, in the form attached hereto as Exhibit D3 and an opinion of -, U.S. counsel to [US Airways, Inc.], dated the Closing Date, in the form attached hereto as Exhibit E3.

                       (i) The Underwriters shall have received on the Closing
                  Date an opinion of -, local counsel to [SAir Group (Ltd.)], dated the Closing Date, in the form attached hereto as Exhibit D4 and an opinion of -, U.S. counsel to [SAir Group (Ltd.)], dated the Closing Date, in the form attached hereto as Exhibit E4.

                       (j) The Underwriters shall have received on the Closing
                  Date an opinion of -, local counsel to [British Airways plc], dated the Closing Date, in the form attached hereto as Exhibit D5 and an opinion of -, U.S. counsel to [British Airways plc], dated the Closing Date, in the form attached hereto as Exhibit E5.

                       (k) The Underwriters shall have received on the Closing
                  Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to Morgan Stanley.

                           The opinions described in paragraphs (c), (d), (e),
                  (f), (g), (h), (i) and (j) above shall be rendered to the Underwriters at the request of the Company, the ATS Partnership or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

                       (l) The Underwriters shall have received, on each of the
                  date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from each of KPMG Peat Marwick LLP, independent public accountants, and Arthur Andersen, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                       (m) The "lock-up" agreements, each substantially in the
                  form of Exhibit A hereto, between you and the airline stockholders of te Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

         The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

           7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                       (a) To furnish to you, without charge, seven signed
                  copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 A.M. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                       (b) Before amending or supplementing the Registration
                  Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                       (c) If, during such period after the first date of the
                  public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law. The expense of complying with this Section 7(c) shall be borne by the Company in respect of any amendment or supplement required during the nine-month period after effectiveness of the Registration Statement and by the Underwriters thereafter.

                       (d) To endeavor to qualify the Shares for offer and sale
                  under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                       (e) To make generally available to the Company's security
                  holders and to you as soon as practicable an earning statement covering the twelve-month period ending -, 1998 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

           8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the New York Stock Exchange and foreign stock exchanges, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each Selling Stockholder agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including the fees, disbursements and expenses of such Selling Stockholder's U.S. and local counsel, but not including any of the expenses payable by the Company as set forth above. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

           9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter or Selling Stockholder furnished to the Company in writing by such Underwriter through you or by such Selling Stockholder, respectively, expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

         (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; provided, that (i) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased any Shares, to the extent that a prospectus relating to such Shares was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter, and (ii) the liability of any Selling Stockholder pursuant to this paragraph (b) shall be limited to an amount equal to the total net proceeds received by such Selling Stockholder from the sale of Shares by such Selling Stockholder.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Selling Stockholder, the directors of the Company (including persons identified to become directors), the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a), (b) or (c) of this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and
(iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by the Selling Stockholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (e) To the extent the indemnification provided for in paragraph (a),
(b) or (c) of this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The Selling Stockholders' respective obligations to contribute pursuant to this Section 9 are several in proportion to the net proceeds from the sale of Shares by each such Selling Stockholder hereunder, and not joint.

         (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the net proceeds received from the sale of Shares by such Selling Stockholder exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (g) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,
(ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

          10. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

           11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

           If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedules II and III bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any U.S. Underwriter or U.S. Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of

Additional Shares to be purchased, the non-defaulting U.S. Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting U.S. Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting U.S. Underwriter from liability in respect of any default of such U.S. Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

           12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

           14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                           Very truly yours,

                           GALILEO INTERNATIONAL, INC.


                           By:____________________________
                                    Name:
                                    Title:


                           The Selling Stockholders
                           named in Schedule I hereto,
                           acting severally


                           By:____________________________
                                    Attorney-in-Fact

                           Accepted as of the date hereof

                           MORGAN STANLEY & CO. INCORPORATED
                           LEHMAN BROTHERS INC.
                           MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED
                           J.P. MORGAN SECURITIES INC.
                           SWISS BANK CORPORATION
                           Acting severally on behalf
                              of themselves and the
                         several U.S. Underwriters named
                             in Schedule II hereto.

                                            By: Morgan Stanley & Co.
                                                     Incorporated


                                            By:____________________________
                                                     Name:
                                                     Title:


                           MORGAN STANLEY & CO. INTERNATIONAL
                                    LIMITED
                           SWISS BANK CORPORATION,
                          ACTING THROUGH ITS DIVISION,
                                    SBC WARBURG

                           ABN AMRO ROTHSCHILD
                           HSBC INVESTMENT BANK LIMITED
                     LEHMAN BROTHERS INTERNATIONAL (EUROPE)
                           MERRILL LYNCH INTERNATIONAL
                           J.P. MORGAN SECURITIES LTD.
                           Acting severally on behalf
                              of themselves and the
                                    several International Underwriters named in Schedule III hereto.

                                            By: Morgan Stanley & Co.
                                                  International
                                                     Limited

                                            By:____________________________
                                                     Name:
                                                     Title:

                                   SCHEDULE I



                                                        Number of Firm
            Selling Stockholder                        Shares to Be Sold




     Total

                                   SCHEDULE II




                                                           Number of Firm Shares
           U.S. Underwriter                                   to Be Purchased
Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Swiss Bank Corporation


     Total

                                  SCHEDULE III



                                                            Number of Firm Shares
          International Underwriter                              to Be Purchased
Morgan Stanley & Co. International Limited
Swiss Bank Corporation,
    acting through its division, SBC Warburg
ABN AMRO Rothschild
HSBC Investment Bank Limited
Lehman Brothers International (Europe)
Merrill Lynch International Limited
J.P. Morgan Securities Ltd.




     Total

                                                                       Exhibit A



                            [Form of Lock-up Letter]


                                     -, 1997




Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
J.P. Morgan Securities Inc.
Swiss Bank Corporation
c/o      Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036

Morgan Stanley & Co. International Limited
Swiss Bank Corporation,
         acting through its division, SBC Warburg
ABN AMRO Rothschild
HSBC Investment Bank Limited
Lehman Brothers International (Europe)
Merrill Lynch International
J.P. Morgan Securities Ltd.
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as Representative of the several Underwriters, proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Galileo International, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company

(the "Selling Stockholders") providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley (the "Underwriters"), of up to shares (the "Shares") of the Common Stock ($.01 par value per share) of the Company (the "Common Stock").

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (other than any such transaction between an airline stockholder and any affiliate thereof provided that such affiliate has delivered to you on or before the date of such transaction, a "lock-up" agreement , substantially identical to this agreement) (provided that such shares or securities are either now owned by the undersigned or are hereafter acquired prior to or in connection with the Public Offering), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company, the Selling Stockholders and the Underwriters.

                                    Very truly yours,

                                    -------------------------
                                    (Name)


                                    -------------------------

                                    (Address)

                                                          Exhibit A1 - Letter of
                                                            Shearman & Sterling,
                                                         Counsel for the Company

                                    __, 1997

Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce Fenner & Smith
   Incorporated
J.P. Morgan Securities Inc.
SBC Warburg Inc.
   As Representatives of the Several U.S.
   Underwriters
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. International Limited
Swiss Bank Corporation,
   acting through its division, SBC Warburg
ABN AMRO Rothschild
HSBC Investment Bank Limited
Lehman Brothers International (Europe)
Merrill Lynch International
J.P. Morgan Securities Ltd.
   As Representatives of the Several
   International Underwriters
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

                           Galileo International, Inc.
                             Initial Public Offering

Ladies and Gentlemen:

            We have acted as counsel for Galileo International, Inc., a Delaware corporation (the "Company"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated ______, 1997 (the "Underwriting Agreement") among the Underwriters, the Company and the Selling Stockholders named in the Underwriting Agreement, of __________ shares of the Company's common stock, $.01 par value.

            In our capacity as counsel to the Company, we have examined signed copies of the registration statement on Form S-1 (No. 333-27495) filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") on May 20, 1997, and of amendments 1-______ thereto filed by the Company with the Commission on ____ __, 1997 and ______ __, 1997, respectively, and copies of the related prospectuses. The registration statement as amended at the time when it became effective, including the information deemed to be part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, and also including the exhibits and schedules thereto, is hereinafter referred to as the "Registration Statement," and the final U.S. prospectus dated ______, 1997 and the final international prospectus dated ______, 1997, in the forms filed by the Company pursuant to Rule 424(b) under the Securities Act, are hereinafter collectively referred to as the "Prospectus".

            We have also reviewed and participated in discussions concerning the preparation of the Registration Statement and the Prospectus with certain officers and employees of the Company, with its counsel and its auditors, and with representatives of the Underwriters. The limitations inherent in the independent verification of factual matters and in the role of outside counsel are such, however, that we cannot and do not assume any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement or the Prospectus, except as set forth in paragraphs _ and _ of our opinion addressed to you, dated the date hereof.

            Subject to the limitations set forth in the immediately preceding paragraph, we advise you that, on the basis of the information we gained in the course of performing the services referred to above, (i) in our opinion, the Registration Statement and the Prospectus (other than the financial statements and schedules and other financial and statistical data contained therein or omitted therefrom, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; (ii) no facts came to our attention which gave us reason to believe that (a) the Registration Statement (other than the financial statements and schedules and other financial and statistical data contained therein or omitted therefrom, as to which we have not been requested to comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus (other than the financial statements and schedules and other financial and statistical data contained therein or omitted therefrom, as to which we have not been requested to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) we do not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement that is not so filed.

            This opinion is being rendered to you at the request of Galileo International, Inc. pursuant to Section 6(c) of the Underwriting Agreement. This letter is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.


                                     Very truly yours,


                                     Shearman & Sterling

                                      ExhibitA2 - Opinion of Shearman & Sterling
                                                         Counsel for the Company



                                    __, 1997


Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce Fenner & Smith
   Incorporated
J.P. Morgan Securities Inc.
SBC Warburg Inc.
   As Representatives of the Several U.S.
   Underwriters
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. International Limited
Swiss Bank Corporation,
   acting through its division, SBC Warburg
ABN AMRO Rothschild
HSBC Investment Bank Limited
Lehman Brothers International (Europe)
Merrill Lynch International
J.P. Morgan Securities Ltd.
   As Representatives of the Several
   International Underwriters
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

                           Galileo International, Inc.
                             Initial Public Offering

Ladies and Gentlemen:

            We have acted as counsel for Galileo International, Inc., a Delaware corporation (the "Company"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated ________, 1997 (the "Underwriting Agreement") among the Underwriters, the Company and the Selling Stockholders named in the Underwriting Agreement (the "Selling Stockholders"), of ________ shares of the Company's common stock, $.01 par value (the "Common Stock").

            In our capacity as counsel to the Company, we have examined signed copies of the registration statement on Form S-1 (No. 333-27495) filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") on May 20, 1997, and of amendments 1-_____ thereto filed by the Company with the Commission on _______, 1997 and _______, 1997, respectively, and copies of the related prospectuses. The registration statement as amended at the time when it became effective, including the information deemed to be part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, and also including the exhibits and schedules thereto, is hereinafter referred to as the "Registration Statement", and the final U.S. prospectus dated _______, 1997 and the final international prospectus dated _______, 1997, in the forms filed by the Company pursuant to Rule 424(b) under the Securities Act, are hereinafter collectively referred to as the "Prospectus".

            We have also examined and relied as to factual matters upon the representations and warranties contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

            Our opinion set forth below is limited to the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States, and we do not express any opinion herein concerning any other law.

            Based upon and subject to the foregoing, we are of the opinion that:

            1. the Company has been duly incorporated and is validly existing as a corporation in good standing under the law of the State of Delaware, with corporate power and authority under such law to own its property and to conduct its business as described in the Prospectus.

            2. each of [Sub 1 and Sub 2 of Galileo International, LLC] has been duly incorporated and is validly existing in good standing under the law of the State of Delaware, with corporate power and authority under such law to own its property and to conduct its business as described in the Prospectus;

            3. the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

            4. the statements (a) in the Prospectus under the captions "The Company - Galileo International, Inc.", "The Company - the NDC Acquisitions", "Relationship with Airline Stockholders and Certain Transactions", "Description of Capital Stock" and "Underwriters" and (b) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

            5. the shares of Common Stock issued by the Company pursuant to the [Certificate of Merger], including the shares of Common Stock sold to the Underwriters today by the Selling Stockholders and the shares of Common Stock to be sold by the Company to the Underwriters, have been duly authorized and are validly issued, fully paid and non-assessable, and the issuance and sale of such shares is not subject to any preemptive or similar rights;

            6. after giving effect to the transactions contemplated by the General Partnership Interest Purchase Agreement dated as of ______, 1997, among Galileo International Partnership and the other parties named therein, the general partnership interests in ATS will be owned of record by [Sub 1 and Sub 2]; all of the outstanding capital stock of [Sub 1 and Sub 2] is owned of record by Galileo International LLC; [and all of the equity interests in Galileo International LLC are owned of record by the

      Company], in each case, free and clear of all liens, encumbrances, equities or claims known to us;

            7. the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

            8. Each of the Registration Rights Agreement (the "Registration Rights Agreement"), dated _______, 1997, among the Company and the Original Stockholders named therein, and the Stockholders' Agreement (the "Stockholders' Agreement"), dated _______, 1997, among the Company and the Original Owners named therein, has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms except as (a) enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally, (b) enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (c) in the case of the Registration Rights Agreement, enforcement of the indemnity provisions contained therein may be limited by principles of public policy;

            9. the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Stockholders' Agreement and the Registration Rights Agreement will not contravene any provision of (a) the certificate of incorporation or by-laws of the Company or (b) the federal law of the United States or the law of the State of New York, except in the case of this clause (b) for any contraventions as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or materially and adversely affect the consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Stockholders' Agreement or the Registration Rights Agreement;

            10. no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the United States of America or the State of New York is required for the performance by the Company of its obligations under the Underwriting Agreement, the Stockholders'

      Agreement and the Registration Rights Agreement, except as may be required by the registration provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, or the securities or Blue Sky laws of the State of New York; and

            11. the Registration Statement became effective under the 1933 Act on [-]; the Prospectus has been filed with the Commission in the manner and within the time period required by Rules 430A and 424(b) under the 1933 Act; and, to the best of our knowledge, the Registration Statement is still effective, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

            This opinion is being rendered to you at the request of Galileo International, Inc. pursuant to Section 6(c) of the Underwriting Agreement. This letter is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                     Very truly yours,


                                     Shearman & Sterling

                                           Exhibit B1 - Opinion of Audrey Rubin,
                                                          General Counsel of ATS


                                    __, 1997


Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce Fenner & Smith
   Incorporated
J.P. Morgan Securities Inc.
SBC Warburg Inc.
   As Representatives of the Several U.S.
   Underwriters
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. International Limited
Swiss Bank Corporation,
   acting through its division, SBC Warburg
ABN AMRO Rothschild
HSBC Investment Bank Limited
Lehman Brothers International (Europe)
Merrill Lynch International
J.P. Morgan Securities Ltd.
   As Representatives of the Several
   International Underwriters
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

                           Galileo International, Inc.
                             Initial Public Offering

Ladies and Gentlemen:

            I am General Counsel of Apollo Travel Services Partnership, a Delaware general partnership ("ATS"). In such capacity I have examined and relied as to factual matters upon the originals, or copies certified or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments as in my judgment are necessary or appropriate to enable me to render the opinion expressed below. In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted tome as originals and the conformity with the originals of all documents submitted to me as copies.

            My opinion set forth below is limited to the law of the State of Delaware, and I do not express any opinion herein concerning any other law.

            Based upon and subject to the foregoing, I am of the opinion that ATS has been duly formed and is validly existing as a general partnership in good standing under the law of the State of Delaware, with power and authority to own its property and to conduct its business now owned and conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on it and its subsidiaries, taken as a whole.

            This opinion is being rendered to you at the request of ATS pursuant to Section 6(d) of the Underwriting Agreement.

                                     Very truly yours,


                                     Audrey Rubin

                                         Exhibit C - Opinion of Babetta R. Gray,
                                                  General Counsel of the Company


                                    __, 1997


Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce Fenner & Smith
   Incorporated
J.P. Morgan Securities Inc.
SBC Warburg Inc.
   As Representatives of the Several U.S.
   Underwriters
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. International Limited
Swiss Bank Corporation,
   acting through its division, SBC Warburg
ABN AMRO Rothschild
HSBC Investment Bank Limited
Lehman Brothers International (Europe)
Merrill Lynch International
J.P. Morgan Securities Ltd.
   As Representatives of the Several
   International Underwriters
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

                           Galileo International, Inc.
                             Initial Public Offering

Ladies and Gentlemen:

            I am Senior Vice President, Legal and General Counsel of Galileo International, Inc., a Delaware corporation (the "Company"), and have acted as counsel to the Company in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated ______, 1997 (the "Underwriting Agreement") among the Underwriters, the Company and the Selling Stockholders named in the Underwriting Agreement (the "Selling Stockholders"), of _________ shares of the Company's common stock, $.01 par value, (the "Common Stock").

            In my capacity as counsel to the Company, I have examined signed copies of the registration statement on Form S-1 (No. 333-27495) filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") on May 20, 1997, and of amendments 1-____ thereto filed by the Company with the Commission on ______, 1997 and ______, 1997, respectively, and copies of the related prospectuses. The registration statement as amended at the time when it became effective, including the information deemed to be part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, and also including the exhibits and schedules thereto, is hereinafter referred to as the "Registration Statement", and the final U.S. prospectus dated ______, 1997 and the final international prospectus dated ______, 1997, in the forms filed by the Company pursuant to Rule 424(b) under the Securities Act, are hereinafter collectively referred to as the "Prospectus".

            I have also examined and relied as to factual matters upon the representations and warranties of persons other than the Company contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments as in my judgment are necessary or appropriate to enable me to render the opinion expressed below. In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies.

            My opinion set forth below is limited to the law of the State of Illinois, the General Corporation Law of the State of Delaware and the federal law of the United States, and I do not express any opinion herein concerning any other law. Although I am licensed to practice law in the State of Colorado and the Commonwealth of Massachusetts, I am not licensed to practice law in the State of Illinois. To the extent my opinion set forth in paragraphs 3 and 4 below covers

Illinois law, I am relying on attorneys under my supervision who are licensed to practice in the State of Illinois.

            Based upon and subject to the foregoing, I am of the opinion that:

             1. the Company has been duly incorporated and is validly existing as a corporation in good standing under the law of the State of Delaware, with corporate power and authority under such law to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

             2. Galileo International, LLC is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

             3. the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not contravene any provision of (a) the federal law of the United States or the law of the State of Illinois, or, to my knowledge, any agreement or other instrument that is binding upon the Company and that is material to the Company and its subsidiaries, taken as a whole, except in the case of this clause (a) for any contraventions as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or materially and adversely affect the consummation by the Company of the transactions contemplated by the Underwriting Agreement, or (b) to my knowledge, any judgment, order or decree of any governmental body, agency or court of the United States of America or the State of Illinois having jurisdiction over the Company;

             4. no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the United States of America or the State of Illinois is required for the performance by the

      Company of its obligations under the Underwriting Agreement, except as may be required by the Securities Act or the securities or Blue Sky laws of the State of Illinois; and

             5. to my knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

            I have not verified, and am not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus. I have, however, reviewed and participated in discussions concerning the preparation of the Registration Statement and the Prospectus with certain officers and employees of the Company, with its auditors, and with representatives of the Underwriters. In the course of this review and discussion, no facts came to my attention which gave me reason to believe that (a) the Registration Statement (other than the financial statements and schedules and other financial and statistical data contained therein or omitted therefrom, as to which I have not been requested to comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus (other than the financial statements and schedules and other financial and statistical data contained therein or omitted therefrom, as to which I have not been requested to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            This opinion is being rendered to you at the request of Galileo International, Inc. pursuant to Section 6(e) of the Underwriting Agreement. This letter is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.


                                           Very truly yours,

                                           Babetta R. Gray
                                           Senior Vice President,
                                           Legal and General Counsel

                                                         Exhibit D1 - Opinion of
                                                               Local Counsel for
                                                             Selling Stockholder

                                    __, 1997


Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce Fenner & Smith
   Incorporated
J.P. Morgan Securities Inc.
SBC Warburg Inc.
   As Representatives of the Several U.S.
   Underwriters
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. International Limited
Swiss Bank Corporation,
   acting through its division, SBC Warburg
ABN AMRO Rothschild
HSBC Investment Bank Limited
Lehman Brothers International (Europe)
Merrill Lynch International
J.P. Morgan Securities Ltd.
   As Representatives of the Several
   International Underwriters
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

                           Galileo International, Inc.
                             Initial Public Offering

Ladies and Gentlemen:

            I have acted as counsel for [Name of Selling Stockholder], a [description of entity] (the "Selling Stockholder"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated ______, 1997 (the "Underwriting Agreement") among the Underwriters, Galileo International, Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $.01 par value, set forth opposite the name of the Selling Stockholder in Schedule __ to the Underwriting Agreement (the "Shares").

            In such capacity, I have examined and relied as to factual matters upon the representations and warranties contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments as in my judgment are necessary or appropriate to enable me to render the opinion expressed below. In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies.

            My opinion set forth below is limited to the law of [jurisdiction of incorporation], and I do not express any opinion herein concerning any other law.

            Based upon and subject to the foregoing, I am of the opinion that:

            1. the Selling Stockholder has been duly incorporated and is validly existing as a [type of entity] in good standing under the law of [jurisdiction of incorporation], with corporate power and authority under such law to enter into and perform its obligations under the Underwriting Agreement and to sell, transfer and deliver the Shares as contemplated thereby;

            2. each of the Underwriting Agreement and the Stockholders' Agreement (the "Stockholders' Agreement"), dated ___________, 1997, among the Company, the Selling Stockholder and the other Original Owners named therein has been duly authorized, executed and delivered by the Selling Stockholder;

            3. the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement and the Stockholders' Agreement will not contravene any provision of (a) the certificate of incorporation or by-laws or other constitutive documents of the Selling Stockholder, (b) the law of [jurisdiction of incorporation], or, to my knowledge, any agreement or other instrument that is binding upon the Selling Stockholder and that is material to the Selling Stockholder and its affiliates, taken as a whole, except in the case of this clause (b) for any contraventions as would not individually or in the aggregate materially and adversely affect the consummation by such Selling Stockholder of the transactions contemplated by the Underwriting Agreement or the Stockholders' Agreement, or (c) to my knowledge, any judgment, order or decree of any governmental body, agency or court of [jurisdiction of incorporation] having jurisdiction over the Selling Stockholder;

            4. no consent, approval, authorization or order of, or qualification with, any governmental body or agency of [jurisdiction of incorporation] is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement or the Stockholders' Agreement except as may be required by the securities or similar laws of [jurisdiction of incorporation]; and

            5. to the extent the matter is governed or affected by the law of [jurisdiction of incorporation], the Selling Stockholder has valid title to the Shares, and delivery of the Shares pursuant to the Underwriting Agreement will pass title to the Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

            This opinion is being rendered to you at the request of [Name of Selling Stockholder] pursuant to Section 6(f) of the Underwriting Agreement. This opinion is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.


                                Very truly yours,

                                                Exhibit E - Opinion of ________,
                                                                U.S. Counsel for
                                                             Selling Stockholder



                                    __, 1997


Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce Fenner & Smith
   Incorporated
J.P. Morgan Securities Inc.
SBC Warburg Inc.
   As Representatives of the Several U.S.
   Underwriters
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. International Limited
Swiss Bank Corporation,
   acting through its division, SBC Warburg
ABN AMRO Rothschild
HSBC Investment Bank Limited
Lehman Brothers International (Europe)
Merrill Lynch International
J.P. Morgan Securities Ltd.
   As Representatives of the Several
   International Underwriters
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

                   Galileo International, Inc.
                     Initial Public Offering

Ladies and Gentlemen:

            We have acted as counsel for [Name of Selling Stockholder], a [description of entity] (the "Selling Stockholder"), in connection with the purchase by the underwriters (the "Underwriters"), including yourselves, named in Schedules II and III to the Underwriting Agreement dated ______, 1997 (the "Underwriting Agreement") among the Underwriters, Galileo International, Inc., a Delaware corporation (the "Company"), the Selling Stockholder and the other selling stockholders named in the Underwriting Agreement, of the number of shares of the Company's common stock, $.01 par value, set forth opposite the name of the Selling Stockholder in Schedule __ to the Underwriting Agreement (the "Shares").

            We have also examined and relied as to factual matters upon the representations and warranties contained in or made pursuant to the Underwriting Agreement, and upon the originals, or copies certified or otherwise identified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

            Our opinion set forth below is limited to the law of the State of New York and the federal law of the United States, and assumes without independent inquiry (i) the correctness of the opinion of counsel for the Selling Stockholder furnished to you today pursuant to Section __ of the Underwriting Agreement and (ii) that the Stockholders' Agreement (the "Stockholders' Agreement"), dated __, 1997, among the Company, the Selling Stockholder and the other Original Owners named therein, has been duly authorized, executed and delivered by each of the parties thereto and that each of the parties thereto has the full power, authority and legal right to enter into and perform its obligations thereunder.

            Based upon and subject to the foregoing, we are of opinion that:

            1. The Stockholders' Agreement constitutes the legal, valid and binding obligation of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms except as (a) enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and (b) enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

            2. the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene any provision of the federal law of the United States or the law of the State of New York, except for any contraventions as would not materially and adversely affect the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement;

            3. no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the United States of America or the State of New York is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement, except as may be required by the Securities Act or the securities or Blue Sky laws of the State of New York; and

            4. to the extent the matter is governed by the law of the State of New York, and assuming that each of the Underwriters acquired its interest in such Shares delivered to it in good faith and without notice of any adverse claims, upon delivery of such Shares to such Underwriter endorsed to it or in blank in the State of New York, such Underwriter has acquired all of the Selling Stockholder's rights in such Shares and acquired its interest in such Shares free of any adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect on the date hereof in the State of New York).

            This letter is being rendered to you at the request of [Name of Selling Stockholder] pursuant to Section 6(g) of the Underwriting Agreement. This letter is being furnished to you solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.



                                     Very truly yours,